UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2017

AXALTA COATING SYSTEMS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103

(Address of principal executive offices)    (Zip Code)

(855) 547-1461

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 11, 2017, Axalta Coating Systems Ltd. (“Axalta”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with The Valspar Corporation (“Valspar”) and, solely with respect to certain provisions, The Sherwin-Williams Company (“Sherwin-Williams”). Upon the terms and subject to the conditions of the Asset Purchase Agreement, Axalta agreed to purchase certain assets of Valspar constituting its North America Industrial Wood Coatings business, including certain proprietary rights and intellectual property owned by, or licensed to, Valspar and certain accounts receivable, contractual rights, personal property, real property, books and records, inventories and other assets, as specifically set forth in the Asset Purchase Agreement (collectively, the “Purchased Assets”). The Purchased Assets comprise Valspar’s coating products available to customers through its “Valspar Wood” or “Valspar Flooring” business in North America for use in manufacturing cabinets, furniture, flooring and building products.

The transaction contemplated by the Asset Purchase Agreement is subject to certain closing conditions, including the consummation of the transaction contemplated by the Agreement and Plan of Merger, dated as of March 19, 2016, by and among Valspar, Sherwin-Williams and Viking Merger Sub, Inc., pursuant to which Valspar is to become a wholly owned subsidiary of Sherwin-Williams (the “Sherwin-Williams Valspar Merger”). Valspar is divesting the Purchased Assets in connection with the reviews by the Federal Trade Commission (the “FTC”) and Canadian Competition Bureau (the “CCB”) of the Sherwin-Williams Valspar Merger, which remains subject to FTC and CCB approvals. Axalta’s acquisition of the Purchased Assets also is subject to the FTC’s and CCB’s approvals of Axalta as a buyer for such assets and potentially other regulatory approvals. Axalta’s acquisition of the Purchased Assets is expected to occur as soon as practicable following the closing of the Sherwin-Williams Valspar Merger.

As aggregate consideration for the Purchased Assets, Axalta will assume certain liabilities (the “Assumed Liabilities”) and will pay an amount equal to $420.0 million in cash at the closing of the contemplated transaction (subject to certain adjustments set forth in the Asset Purchase Agreement). The Asset Purchase Agreement contains customary representations, warranties and covenants made by each of Valspar and Axalta, as well as customary mutual indemnification obligations.

The Asset Purchase Agreement may be terminated under certain circumstances, including (i) the parties’ mutual agreement; (ii) the non-terminating party’s material uncured breach of the Asset Purchase Agreement; (iii) the failure of the closing to occur by or on August 11, 2017; or (iv) the failure of the parties to obtain or receive any required consents from regulatory authorities and/or government-sponsored entities.

The Asset Purchase Agreement contemplates the entry by the parties into certain ancillary agreements as of the closing of the transaction.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is hereby incorporated by reference in this Item 1.01.

Item 7.01. Regulation FD Disclosure.

On April 12, 2017, Axalta issued a press release regarding the Asset Purchase Agreement described in Item 1.01 of this Form 8-K, which is attached as Exhibit 99.1 and is hereby incorporated by reference in this Item 7.01.

Item 8.01. Other Events.

Also, on April 11, 2017, in connection with the Asset Purchase Agreement, Axalta entered into a commitment letter (the “Commitment Letter”) with Deutsche Bank AG New York Branch (the “Commitment Party”). The Commitment Letter provides that, in connection with the transaction contemplated by the Asset Purchase Agreement and subject to the conditions set forth in the Commitment Letter, the Commitment Party will commit to provide to Axalta a $420 million senior secured incremental term loan facility. The commitment is subject to various conditions, including the execution of definitive documentation and other customary closing conditions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between The Valspar Corporation, Axalta Coating Systems Ltd. and, solely for purposes of Section 5.1(a), 5.1(b), 5.3, 5.8, 5.13 and 10.13, The Sherwin-Williams Company, dated as of April 11, 2017.*

99.1	Press Release dated April 12, 2017.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Cautionary Statement Concerning Forward-Looking Statements

This current report may contain certain forward-looking statements regarding Axalta and its subsidiaries including those relating to the timing and expected benefits of Axalta’s acquisition of The Valspar Corporation’s North America Industrial Wood Coatings business. Forward-looking statements are based on management’s expectations as well as estimates and assumptions prepared by management that, although they believe to be reasonable, are inherently uncertain. These statements may involve risks and uncertainties, including, but not limited to, the satisfaction of the closing conditions of the transaction (including the Valspar and Sherwin-Williams merger as well as regulatory approvals); the parties’ ability to consummate the transaction on the anticipated terms and schedule; and Axalta’s ability to achieve the expected benefits of the acquisition. Axalta undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date: April 12, 2017	By:	/s/ Robert W. Bryant
Robert W. Bryant
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between The Valspar Corporation, Axalta Coating Systems Ltd. and, solely for purposes of Section 5.1(a), 5.1(b), 5.3, 5.8, 5.13 and 10.13, The Sherwin-Williams Company, dated as of April 11, 2017.*

99.1	Press Release dated April 12, 2017.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.